                          SCHEDULE 14A
                         (Rule 14a-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                    Dated September 12, 1995
  Filed by the registrant [x]
  Filed by a party other than the registrant [ ]
  Check the appropriate box:

   [ ] Preliminary proxy statement
   [x] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule
       14a-12

                  MIDWEST GRAIN PRODUCTS, INC.
        (Name of Registrant as Specified in Its Charter)

                  Midwest Grain Products, Inc.
           (Name of Person(s) Filing Proxy Statement)

  Payment of filing fee (Check the appropriate box):

   [x] $125 per Exchange Act Rule 0-11(e)(1)(ii), 14a-6(i)(1),
       OR 14a-6(j)(2).
   [ ] $500 per each party to the controversy pursuant to
       Exchange Act Rule 14a-6(i)(3).
   [ ] Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.
       (1) Title of each class of securities to which
           transaction applies: N/A
       (2) Aggregate number of securities to which transaction
           applies: N/A
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
           0-11: N/A   (1)
       (4) Proposed maximum aggregate value of transaction: N/A
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount previously paid:
       (2) Form, schedule or registration statement no.:
       (3) Filing party:
       (4) Date filed:


__________________
  (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                 NOTICE OF 1995 ANNUAL MEETING OF
                 STOCKHOLDERS AND PROXY STATEMENT
































                                   MIDWEST GRAIN PRODUCTS, INC.
       [Logo]

                   MIDWEST GRAIN PRODUCTS, INC.
                        1300 Main Street
                     Atchison, Kansas 66002

                        September 12, 1995


                     NOTICE OF ANNUAL MEETING




To the Stockholders:

     The Annual Meeting of Stockholders of Midwest Grain
Products, Inc. will be held at the Presbyterian Community Center, 401 Santa Fe Street, Atchison, Kansas 66002, on Thursday, October
5, 1995, beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect three directors each for a three year-term expiring in 1998; and

     2. To transact such other business as may properly come before the meeting.

     Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 23, 1995, will be entitled to vote at the meeting or any adjournment thereof.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL
PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT,
IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY
NEVERTHELESS BE VOTED.


                   By Order of the Board of Directors

                   s/Ladd M. Seaberg

                   Laidacker M. Seaberg
                   President and Chief Executive Officer

                          PROXY STATEMENT

     This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Midwest Grain Products, Inc. (the "Company") to be held on October 5, 1995, as set forth in the preceding Notice. It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to Stockholders commencing September 12, 1995.

                        GENERAL INFORMATION

     The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 23, 1995, are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting. As of August 23, 1995, there were 9,765,172 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

     Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on with each share of stock in each class being entitled to one vote. In connection with the election of directors the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors. The candidates for office which receive the highest number of votes will be elected. Although no other proposals are scheduled to come before the meeting other than the election of directors, the affirmative vote of the holders of a majority of the voting power represented at the meeting (or such higher voting requirement as may be specified by law or the Company's Articles of Incorporation) is required for approval of other proposals. With respect to abstentions from voting on a proposal or the withholding of votes in the election of directors, the shares are considered present at the meeting for the proposal, but since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. With respect to broker non-votes, the shares are not considered present at the meeting for the particular proposal for which the broker did not vote.

     Any Stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company. A Proxy may also be revoked by appearing at the meeting and voting by written ballot. All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

     The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company's telephone number at that address is (913) 367-1480.


                       ELECTION OF DIRECTORS

Nominees

     One Group A Director and two Group B Directors are required to be elected at the Annual Meeting. The holders of the Common Stock are entitled to vote for the persons nominated for the Group A position. The holders of Preferred Stock are entitled to vote for persons nominated for the Group B positions. Tom MacLeod, Jr. has been nominated by the Board of Directors for election to the Group A position for a term expiring at the Annual Meeting in 1998. Cloud L. Cray, Jr. and Robert J. Reintjes have been nominated by the Board of Directors for election to the Group B positions for terms expiring at the Annual Meeting in 1998. Messrs. MacLeod, Cray and Reintjes are now and have been directors of the Company for more than the past three years. Each of the nominees have consented to serve if elected. If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

                          GROUP A NOMINEE
                    (For term expiring in 1998)


TOM MACLEOD, JR.                Mr. MacLeod, age 47, has been a
                                director since 1986.  He is a
                                member of the Audit and Human
                                Resources Committees.  He has
                                been the President and Chief
                                Operating Officer of the Iams
                                Company since 1989, a Dayton,
                                Ohio manufacturer of premium pet
                                foods.  Previously, he was the
                                President and Chief Executive
                                Officer of Kitchens of Sara Lee,
                                a division of Sara Lee
                                Corporation, a food products
                                company.

                         GROUP B NOMINEES
                   (For terms expiring in 1998)

CLOUD L. CRAY, JR.              Mr. Cray, age 72, has been a
                                director since 1957, and has
                                served as Chairman of the Board
                                since 1980.  He served as Chief
                                Executive Officer from 1980 to
                                September, 1988, and has been an
                                officer of the Company and its
                                affiliates for more than 30
                                years.

ROBERT J. REINTJES              Mr. Reintjes, age 63, has been a
                                director since 1986 and is a
                                member of the Audit and
                                Nominating Committees.  He has
                                served as president of Geo. P.
                                Reintjes Co., Inc. of Kansas
                                City, Missouri, for the past 24
                                years.  Geo. P. Reintjes Co.,
                                Inc. is engaged in the business
                                of refractory construction.  He
                                is a director of Butler
                                Manufacturing Company, a
                                manufacturer of pre-engineered
                                buildings, and Commerce Bank of
                                Kansas City.


                              OTHER
                        GROUP A DIRECTORS


RICHARD J. BRUGGEN              Mr. Bruggen, age 69, has been a
                                Group A director since 1976. His
                                present term expires in 1997. He
                                is also a member of the Audit and
                                Nominating Committees.  He was
                                Senior Vice President of Atchison
                                Casting Corporation from 1991
                                until his retirement in July
                                1992.  Previously he was General
                                Manager of Rockwell International
                                plants at Atchison, Kansas and
                                St. Joseph, Missouri.

F. D. "Fran" JABARA             Mr. Jabara, age 70, has been a
                                Group A director since October 6,
                                1995. His present term expires in
                                1997. He is also a member of the
                                Audit and Nominating Committees.
                                He is President of Jabara
                                Ventures Group, a venture capital
                                firm. From September 1949 to
                                August 1989 he was a
                                distinguished professor of
                                business at Wichita State
                                University, Wichita, Kansas. He
                                is also a   director of Commerce
                                Bank, Wichita, Kansas and NPC
                                International, Inc., an operator
                                of numerous Pizza Hut and other
                                quick service restaurants
                                throughout the United States.

ELEANOR B. SCHWARTZ, D.B.A.     Dr. Schwartz, age 58, has been a
                                director since June 3, 1993. Her
                                present term expires in 1996.
                                She is also a member of the Audit
                                and Human Resources Committees.
                                She has been the Chancellor of
                                the University of Missouri-Kansas
                                City since May 1992, was the
                                Interim Chancellor from September
                                1991 to May 1992, and was
                                previously the Vice Chancellor
                                for Academic Affairs. She is a
                                Trustee of Midwest Research
                                Institute and a director of
                                Country Club Bank and ANUHCO,
                                Inc.

                              OTHER
                        GROUP B DIRECTORS

MICHAEL BRAUDE                  Mr. Braude, age 59, has been a
                                Group B director since 1991. His
                                present term expires in 1997.  He
                                is also a member of the Audit and
                                Human Resources Committees.  He
                                has been the President and Chief
                                Executive Officer of the Kansas
                                City Board of Trade, a commodity
                                futures exchange, since 1984.
                                Previously, he was Executive Vice
                                President and a Director of
                                American Bank & Trust Company of
                                Kansas City. Mr. Braude is a
                                director of Country Club Bank,
                                Kansas City, Missouri and
                                National Futures Association,  a
                                member and immediate Past
                                Chairman of the National Grain
                                Trade Council and a trustee of
                                the University of Missouri-Kansas
                                City and of Midwest Research
                                Institute.



RANDY M. SCHRICK                Mr. Schrick, age 45, has been a
                                Group B director since 1987. His
                                present term expires in 1996. He
                                joined the Company in 1973 and
                                has been Vice President of
                                Operations since July, 1992.
                                From 1984 to July 1992 he was
                                Vice President and General
                                Manager of the Pekin plant.  From
                                1982 to 1984 he was the Plant
                                Manager of the Pekin Plant.
                                Prior to 1982, he was Production
                                Manager at the Atchison plant.

LAIDACKER M. SEABERG            Mr. Seaberg, age 49, has been a
                                Group B director since 1979.  His
                                present term expires in 1996.  He
                                joined the Company in 1969 and
                                has served as the President of
                                the Company since 1980 and as
                                Chief Executive Officer since
                                September, 1988.  He is the
                                son-in-law of Mr. Cray, Jr.

Certain information concerning the Board and its Committees

     The Board has three standing committees: Audit, Nominating and Human Resources. Non-employee directors are paid $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors.

     During the fiscal year ended June 30, 1995, the Board and Nominating Committees met four times each and the Audit and Human
Resources Committees met three times each. The attendance at Committee and Board meetings was 97.3%.

     The Audit Committee recommends to the Board of Directors an independent accountant to audit the books and records of the Company and its subsidiaries for the year. It also reviews, to the extent it deems appropriate, the Company's Employee Conduct Policy, litigation and pending claims, the scope, plan and findings of the independent accountants' annual audit and internal audits, recommendations of the auditor, the adequacy of internal accounting controls and audit procedures, the Company's audited financial statements, non-audit services performed by the independent auditor, and fees paid to the independent auditor for audit and non-audit services.

     The Human Resources Committee recommends to the Board of Directors the compensation of all officers and employees who earn $60,000 per year or higher. The Committee approves a bonus system for various key employees, and reviews the scope and type of compensation plans for management personnel. The Committee also administers the Company's Executive Stock Bonus Plan and also serves as an executive search committee.

     The Nominating Committee recommends to the Board of Directors the qualifications for new Director nominees, candidates for nomination, the structure of Board committees, procedures for the review of director performance, and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they may be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidates' background and experience.

                           OTHER MATTERS

     At this time the Company has no knowledge of any matters to come before the meeting for action by the stockholders other than the election of directors. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in their best judgment.


                      EXECUTIVE COMPENSATION


Summary Compensation Table

     The following table sets forth information concerning compensation for each of the years ending June 30, 1993, 1994 and 1995 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:



                      SUMMARY COMPENSATION TABLE

Name and Principal                                  All Other
   Position             Year   Salary   Bonus(1)  Compensation(2)
   ________             ____   ______   ________  _______________

LAIDACKER M. SEABERG
 President and Chief    1995   $278,300   $ 12,484      $ 13,513
 Executive Officer      1994    253,000    135,572        40,055
                        1993    229,996     51,070        33,719
CLOUD L. CRAY, JR.
 Chairman of the Board  1995    137,862      6,569        13,008
                        1994    133,200     29,098        21,175
                        1993    128,100     14,520        18,631
RANDY M. SCHRICK
 Vice President of      1995    127,000      6,052        11,990
 Operations             1994    118,000     65,930        18,817
                        1993    102,998     34,475        14,771
ROBERT G. BOOE
 Vice President-
 Administration,        1995    127,000      6,052        11,990
 Controller, and Chief  1994    116,000     70,493        19,235
 Financial Officer      1993    108,000     24,742        15,556

SUKH BASSI, PH.D.
 Vice President-
 Wheat Gluten           1995    112,000      5,337        10,567
 Marketing and Research 1994    105,000     62,171        16,953
 and Development        1993     99,998     28,335        14,239
_______

(1) Includes amounts contributed by the Company to the Company's Executive Stock Bonus Plan for the account of the executive as well as cash bonuses. No amounts were contributed to any of the named Executive Officers for 1995.

(2) Consists of the amount of the Company's contributions to the Company's Employee Stock Ownership Plans allocated to the accounts of each executive officer for the years indicated.

PERFORMANCE OF THE COMPANY'S COMMON STOCK

     The following performance graph compares the performance of the Company's Common Stock during the period beginning June 30, 1990 and ending June 30, 1995, to the Center for Research in Security Prices of the University of Chicago School of Business ("CRSP") index for the NASDAQ Stock Market (the "NASDAQ COMPOSITE" index consisting of US companies) and a peer group CRSP index consisting of 116 NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the "NASDAQ Food" index) for the same period. The graph assumes a $100 investment in the Company's Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.




                     VALUE OF $100 INVESTMENTS
       ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1990
                   AND AT EACH SUBSEQUENT JUNE 30


D
O
L
L                     [Performance Graph
A                  which reflect information
R                    shown in table below.]
S












                 1990     1991     1992     1993     1994   1995
                 ____     ____     ____     ____     ____   ____

MWGP             $100     $150     $188     $209     $298   $157
NASDAQ FOOD       100      110      106      117      118    126
NASDAQ COMPOSITE  100      105      127      160      162    215

Report of the Human Resources Committee

     Human Resources Committee Interlocks and Insider
Participation.   Executive compensation is based primarily upon
recommendations made to the Board of Directors by the Company's Human Resources Committee (the "Committee"). The present Committee and the Committee for the year ended June 30, 1995 consists of Michael J. Braude (Chairman), Tom MacLeod, and Eleanor B. Schwartz. The Committee for the year ended June 30, 1994, consisted of Messrs. Reintjes and MacLeod and Ms. Schwartz. All of the members of the Committee are non-employee directors of the Company. The Committee recommends to the Board of Directors compensation and compensation plans for officers who are paid in excess of $60,000 per annum. The recommendations are acted upon by the full board which includes Messrs. Cray, Jr., Seaberg and Schrick, who are three of the five highest paid officers of the Company.

     This report is provided by the Committee to assist stockholders in understanding the Committee's philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended
June 30, 1995 ("the Year").

     Compensation Philosophy. Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive's level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company's performance for the Year and the prior year, (d) the executive's individual performance for the Year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises,
(f) inflation and (g) a variety of other factors. The components of Executive Compensation which reflect this philosophy consist of (i) annual base salary, (ii) annual cash bonuses, (iii) annual stock bonuses and (iv) equity based retirement compensation which is reflected in the Company's Employee Stock Ownership Plan. In formulating its compensation recommendations the Committee considers information and recommendations provided by management and by Hay Management Consultants, a nationally known and recognized firm of management consultants.

     Base Salary. Consistent with past practice, base salaries of all executives were established prior to the beginning of the Year based on the various factors described in the preceding paragraph. In addition, the Committee considered competitive pay and performance information provided by an outside consultant in arriving at base salaries as well as total compensation as a whole. Base salaries of all executive officers have generally been increased over the past three years to bring those more in line with base compensation paid by comparable organizations for comparable positions.

     Annual Cash Bonuses. Annual cash bonuses are paid primarily pursuant to a Cash Bonus Plan that has been utilized for the past several years. Under the plan each executive, along with all other nonunion personnel, become entitled to cash bonuses, payable semiannually, of up to 25% of each employee's base
salary.   Due primarily to the Company's failure to achieve
certain profitability objectives, bonuses for the Year were limited to less than 4% of base compensation plus an additional 2% for those who satisfied certain "individual goals." As a consequence, all of the five highest paid Executive Officers, as well as other employees covered by the Plan, received only nominal cash bonuses for the year. This form of bonus primarily rewards team rather than individual performance.

     The Committee has also authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance during the Year by any employee of the Company other than the CEO. None of the Executive Officers received awards from the bonus pool during the Year.

     Executive Stock Bonus Plan. Historically, the Company has made shares of the Company's Common Stock available to key executive and managerial employees on favorable terms in order to encourage stock ownership at those management levels. The Company's Executive Stock Bonus Plan has been the vehicle designed to achieve this objective since 1989. Under the plan key executives and managerial employees are selected at the end of the year by the Committee to receive stock bonuses based primarily upon recommendations received by the Committee from Company management after an assessment of each participant's individual performance for the Year and based upon the amount of stock previously acquired by the participant from the Company under such plans in prior years. In addition, the Chief Executive Officer and certain senior executives are selected at the beginning of the Year to participate in a "Senior" level of the
stock bonus plan.   Under the Plan, the aggregate amount
contributed by the Company for the purchase of stock under both the "Executive" and "Senior" levels of the Plan may not exceed 5% of the Company's consolidated pretax income for the year. Due to the reduced profitability of the Company for the Year, the Committee elected not to implement the Executive Stock Bonus Plan for any employees in Fiscal 1995.

     Employee Stock Ownership Plan. The final component of executive compensation consists of participation in the Company's employee stock ownership plans, which are available to all union and nonunion employees. Amounts contributed by the Company are invested in shares of the Company's Common Stock. Shares purchased are allocated to participant accounts in proportion to the participant's eligible compensation (as defined). Generally, accounts are distributed to participants who have completed at least ten years of service upon death, permanent disability or retirement. The amount of the Company's contribution to the nonunion ESOPs is determined by the Board each year based upon the recommendation of the Committee. The Committee bases its recommendation primarily upon Company performance for the Year. The Committee fixed the nonunion ESOP contributions for Fiscal 1995 at 9% of eligible compensation versus 13% for Fiscal 1994, due to reduced Company profitability.

     Reduced Compensation Expense for the Year. Due primarily to the reduction in payments under the Cash Bonus Plan, the decision to make no awards under the Executive Stock Bonus Plan and reduced contributions to the ESOP, compensation expense for fiscal 1995 was approximately $ 2.0 million less than compensation expense for fiscal 1994.

     Compensation of the Chief Executive Officer for 1995. All of the components of the 1995 compensation of the Chief Executive
Officer were determined in accordance with the criteria described above.

     This report is being made over the names of Michael Braude, Tom MacLeod and Eleanor B. Schwartz, who were the members of the Committee which passed on Executive Compensation for the Year.

                      PRINCIPAL STOCKHOLDERS

     The following table sets forth as of July 1, 1995, the number of shares beneficially owned and the percentage of ownership of the Company's Preferred Stock and Common Stock by
(i) each person who is known by the Company to own beneficially more than 5% of either class of the Company's capital stock outstanding, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group.

                               Shares Beneficially Owned (a)
                               _____________________________
Stockholder                Common Stock           Preferred Stock
__________                 ____________           _______________

                            No. of Shares   %  No. of Shares  %
                            _____________   _  _____________  _

Richard J. Bruggen                7,736     .08
Michael Braude                    2,103     .02
Robert G. Booe (b)(c)         1,170,109   11.98
Brian Cahill (b)              1,106,032   11.32
Cloud L. Cray, Jr. (b)(d)(e)  3,420,255   35.03      333     76.2
Richard B. Cray (d)(f)          298,684    3.05      334     76.4
F. D. "Fran". Jabara                622     .01
Tom MacLeod                       2,157     .02
Robert J. Reintjes (g)           15,491     .16
Randy M. Schrick (b)(h)       1,124,959    11.52
Laidacker M. Seaberg(b)(d)(i) 1,717,396    17.59     383     87.6
Eleanor B. Schwartz                 488      .01
Cray Family Trust (d)                                333     76.2
Trustees of the
 Company's ESOPs              1,095,106     11.21
All Officers and Directors
  as a Group of 18(j)         4,343,420     44.48    384     87.9

______________

(a) For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of June 30, 1995. Stockholders disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

(b) The Company's Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 1,095,106 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan. The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants (all of the 1,095,106 were allocated at July 1, 1995). Unallocated shares are voted by the trustees. The trustees, and the number of shares allocated to their accounts are as follows: Mr. Cray, Jr. (129,597 shares); Mr. Seaberg (63,640 shares); Mr. Booe (37,178 shares); Mr. Cahill (7,483 shares); and Mr. Schrick (18,188 shares). A total of 129,661 shares are allocated to the accounts of all other officers and directors.

(c)   Includes 45,000 shares held by Mr. Booe's wife.

(d) The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares. The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(e) Includes 120,944 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director and 570,765 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee, and 60,000 shares held by the Cloud L. Cray Foundation.

(f)   Includes 333 shares of Preferred Stock  held by the Cray
      Family Trust and 60,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(g)   All but 2,151 of the shares are held by members of Mr.
      Reintjes' family.

(h) Includes 11,187 shares held by members of Mr. Schrick's family.

(i) Includes 205,811 shares held by Mr. Seaberg's wife and other family trusts with respect to which Mr. Seaberg or his wife is a trustee or a custodian.

(j) Includes shares discussed under notes (a) through (i) as well as shares held by members of the families of officers not listed in the table.

                   INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Baird, Kurtz
& Dobson as independent certified public accountants to audit the books, records and accounts of the Company for 1995. The selection was made upon the recommendation of the Audit Committee, which consists of Mr. Bruggen, Chairman, and Messrs. Braude, MacLeod, Jabara and Reintjes and Ms.Schwartz. Baird, Kurtz & Dobson has audited the Company's books annually since 1958.

     Representatives of Baird, Kurtz & Dobson will be present at the stockholders meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

                        PROXY SOLICITATIONS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

     Stockholders who intend to present proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders on October 3, 1996, must forward them to the Company at 1300 Main Street, Box 130, Atchison, Kansas 66002, Attention:
Robert G. Booe, Chief Financial Officer, so that they are received on or before May 1, 1996.



                             By Order of the Board of Directors

                             s/Ladd M. Seaberg

                             Laidacker M. Seaberg
                             President and Chief Executive Officer

September 12, 1995

              MIDWEST GRAIN PRODUCTS, INC               PROXY
        1300 Main street, Atchison, Kansas 66002     COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of stockholders to be held on October 5, 1995, or at any adjournment thereof.
     The undersigned has received the Company's Annual Report for 1995, and its Proxy Statement.
     This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                                   ______________________________
                                   Stockholder's Signature

                                   ______________________________
                                   Stockholder's Signature
                                   Dated ________________________
                                   Please sign exactly as your
                                   name(s) appear above. Joint
                                   owners should each sign.
                                   Executors, trustees,
                                   custodians, etc., should
                                   indicate the capacity in which
                                   they are signing.

 PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                    (CONTINUED FROM OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSALS:

1. Election of one Group A Director for a term to expire in 1998.
THE BOARD OF DIRECTORS HAS NOMINATED TOM MACLEOD, JR.


           [box]  FOR THE NOMINEE.  [box] AUTHORITY WITHHELD FROM
THE NOMINEE.


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS
    RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER
                            PROPOSAL 1.

      BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[LOGO] MIDWEST GRAIN PRODUCTS, INC                    PROXY
       1300 Main Street, Atchison, Kansas 66002   PREFERRED STOCK
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of stockholders to be held on October 5, 1995, or at any adjournment thereof.
     The undersigned has received the Company's Annual Report for 1995, and its Proxy Statement.
     This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

                                   ______________________________
                                   Stockholder's Signature

                                   ______________________________
                                   Stockholder's Signature
                                   Dated ________________________
                                   Please sign exactly as your
                                   name(s) appear above. Joint
                                   owners should each sign.
                                   Executors, trustees,
                                   custodians, etc., should
                                   indicate the capacity in which
                                   they are signing.

 PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                    (CONTINUED FROM OTHER SIDE)

THE PROXIES ARE HEREBY GIVEN THE FOLLOWING AUTHORITY:

1. Election of the following nominees as Group B Directors for terms to expire in 1998:

          CLOUD L. CRAY, JR. AND ROBERT J. REINTJES

     [box]  FOR ALL NOMINEES.    [box]  AUTHORITY WITHHELD FROM ALL
NOMINEES.

     [box] FOR all Nominees, except vote withheld from the following Nominee: ___________________________.


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS
     RETURNED, AUTHORITY WILL BE WITHHELD FROM ALL NOMINEES.

     BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                               September 12, 1995


TO: PARTICIPANTS IN THE MIDWEST GRAIN PRODUCTS, INC.
    EMPLOYEE STOCK PURCHASE PLAN

     Provisions of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "Plan") entitle participants to instruct the Trustee of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 5, 1995.

     We are also enclosing a copy of the Company's Annual Report for 1995 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

PLEASE PROMPTLY COMPLETE AND SIGN THE INSTRUCTION CARD AND RETURN
IT IN THE ENCLOSED ENVELOPE.

     Thank you.


                                   Very truly yours,




                                   Laidacker M. Seaberg
                                   President and
                                   Chief Executive Officer

MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK PURCHASE PLAN
                C/O MIDWEST GRAIN PRODUCTS, INC.
            1300 Main Street, Atchison, Kansas 66002

   INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC.
                          COMMON STOCK

The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "ESPP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 5, 1995, or at any adjournment thereof.

The undersigned has received the Company's Annual Report for 1995 and its Proxy Statement.

                                   ______________________________
                                   Accountholder's Signature

               Accountholder       Dated:________________________
   Number of Shares Allocated to Account:________________________

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING
                             ENVELOPE.

                      (CONTINUED FROM OTHER SIDE)

THE BOARD OF DIRECTORS OF MIDWEST GRAIN PRODUCTS, INC. RECOMMENDS
A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of one Group A Director for a term to expire in 1998.
THE BOARD OF DIRECTORS HAS NOMINATED TOM MACLEOD, JR.


           [box]  FOR THE NOMINEE.  [box] AUTHORITY WITHHELD FROM
THE NOMINEE.


2. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD
                  IS RETURNED, THE SHARES
        WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

     BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                               September 12, 1995

TO: PARTICIPANTS IN THE
    EMPLOYEE STOCK OWNERSHIP PLAN

     Provisions of the Employee Stock Ownership Plan (the "Plan") entitle participants to instruct the Trustees of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustees as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 5, 1995.

     We are also enclosing a copy of the Company's Annual Report for 1995 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

     PLEASE PROMPTLY COMPLETE AND SIGN THE INSTRUCTION CARD AND
RETURN IT IN THE ENCLOSED ENVELOPE.

     Thank you.


                                   Very truly yours,




                                   Laidacker M. Seaberg
                                   President and
                                   Chief Executive Officer

   MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                C/O MIDWEST GRAIN PRODUCTS, INC.
            1300 Main Street, Atchison, Kansas 66002

   INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC.
                          COMMON STOCK

The undersigned hereby instructs Cloud L. Cray, Jr., Laidacker M. Seaberg, Robert G. Booe, Brian Cahill and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the "ESOP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 5, 1995, or at any adjournment thereof.

The undersigned has received the Company's Annual Report for 1995 and its Proxy Statement.

     Name of ESOP:_________________

                                   ______________________________
                                   Accountholder's Signature

               Accountholder       Dated:________________________
   Number of Shares Allocated to Account:________________________

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING
                             ENVELOPE.

                      (CONTINUED FROM OTHER SIDE)

THE BOARD OF DIRECTORS OF MIDWEST GRAIN PRODUCTS, INC. RECOMMENDS
A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of one Group A Director for a term to expire in 1998.
THE BOARD OF DIRECTORS HAS NOMINATED TOM MACLEOD, JR.


           [box]  FOR THE NOMINEE.  [box] AUTHORITY WITHHELD FROM
THE NOMINEE.


2. In its discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD
                 IS RETURNED, THE SHARES
        WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

     BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.